Summary Prospectus Supplement dated September 20, 2010
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Small Cap Growth Fund
Effective November 30, 2010, Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Any investment received by a Fund on or after this date that is intended for Class B shares will be rejected.
Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares. However, no additional investments will be accepted in Class B shares on or after November 30, 2010. Dividends and capital gain distributions may continue to be reinvested in Class B shares until their conversion dates. In addition, shareholders invested in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.
VK-SCG-SUM SUP-1 092010